INVESTAR®
BRILLIANT BANKING

NASDAQ: ISTR

# Financial Information

## 1st Quarter 2021

# Disclosures and Disclaimers

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect current views of Investar Holding Corporation (the "Company") with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company's current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company's operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, the Company's actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events:

- the ongoing impacts of the COVID-19 pandemic;
- business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which the Company operates;
- increased cyber and payment fraud risk;
- our ability to achieve organic loan and deposit growth, and the composition of that growth;
- our ability to consummate acquisition transactions in accordance with their terms;
- our ability to integrate and achieve anticipated cost savings and other projected benefits from acquisitions;
- changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing;
- the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute its strategy generally;
- the dependence on our management team, and our ability to attract and retain qualified personnel;
- changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers;
- inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates;
- the concentration of our business within the Company's geographic areas of operation in Louisiana, Texas and Alabama; and
- concentration of credit exposure.

These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. "Risk Factors" and Item 7. "Special Note Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission ("SEC") and in the "Risk Factors" section of subsequent reports filed with the SEC.

# Our Company

***Investar Holding Corp. is the Bank Holding Company for Investar Bank***

- Headquartered in Baton Rouge, LA
- Founded in 2006
- Full service, commercially-oriented community bank
- 34 branches and 1 loan production office across Alabama, Louisiana and Texas
- Initial public offering and Nasdaq listing in 2014
- Completed 7 whole bank acquisitions and 1 branch transaction
- 30 consecutive quarters of dividends paid; 6 consecutive years of dividend growth

## Mission

Investar is a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served



# Financial Highlights – 1st Quarter 2021

## Tangible Book Value[2] Growth

- Increased by $0.83 during the 1st quarter to $20.72 per share, representing an increase of 4.2% versus the 4th quarter of 2020 and 12.7% year-over-year
- Repurchased 225,950 shares in the 1st quarter at an average price of $17.64; repurchased 661,504 shares at an average price of $16.75 in 2020

## Profitability

- Diluted earnings per shares of $0.51 for the 1st quarter of 2021 compared to $0.42 in the 4th quarter of 2020
- Record quarterly net income of $5.4 million in the 1st quarter compared to $4.5 million in the 4th quarter of 2020
- Net interest margin increased by 9 basis points to 3.64% compared to the 4th quarter of 2020; increase of 18 basis points year-over-year

## Deposits

- Cost of interest-bearing deposits decreased by 0.13% to 0.63% compared to the 4th quarter of 2020 and decreased by 0.84% year-over-year
- Noninterest-bearing deposits increased by $67.3 million during the first quarter to $515.5 million, representing 25.6% of total deposits
- Time deposits decreased by $40.0 million during the first quarter to $495.4 million, representing 24.6% of total deposits; for comparison, time deposits represented 40.2% of total deposits as of the first quarter of 2020

### 1st Quarter Results

| | |
|---|---|
| **Balance Sheet** *(in thousands)* | |
| Assets | $2,407,956 |
| Net Loans | $1,825,547 |
| Deposits | $2,009,880 |
| Equity | $248,251 |
| **Holding Company Capital** | |
| TCE / TA[2] | 9.10% |
| Leverage Ratio[1] | 9.37% |
| Common Equity Tier 1 Ratio[1] | 11.08% |
| Tier 1 Ratio[1] | 11.42% |
| Total Risk Weighted Ratio[1] | 14.77% |
| **Profitability** *(1st quarter)* | |
| Net Interest Margin | 3.64% |
| ROAA | 0.92% |
| ROAE | 8.79% |
| Net Income | $5,360 |
| Pre-Tax, Pre-Provision Income[2] | $7,190 |
| **Per Share Information** | |
| Tangible Book Value[2] | $20.72 |
| Earnings | $0.51 |
| Dividends | $0.07 |

*[1] Estimated*
*[2] Non-GAAP financial measure; please see appendix for additional details*

# Creating Shareholder Value

## Tangible Book Value Per Share[1]



$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
TBV per Share[1] ($)
$14.62
$15.42
$16.06
$17.13
$18.79
$19.89
$20.72
2015
2016
2017
2018
2019
2020
1Q 2021

*[1] Non-GAAP financial measure; please see appendix for additional details*

# Recent Earnings Performance

## Net Income ($000)



$608
$4,274
$4,467
$4,540
$5,360
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

## Earnings Per Share



$0.05
$0.39
$0.41
$0.42
$0.51
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

## ROAA (%)



0.11
0.74
0.77
0.78
0.92
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

## Net Interest Margin (%)



3.46
3.46
3.46
3.55
3.64
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

[1] *Non-GAAP financial measure; please see appendix for additional details*

*Note: Net Income and Pre-Tax, Pre-Provision Net Revenue in thousands*

# Continued Execution of Acquisition Strategy

***Investar Has Completed 7 Whole Bank Acquisitions and 1 Branch Transaction***



2011
South LA
Business Bank (LA)
2013
First Community
Bank (LA)
2017
BOJ Bancshares (LA)
2017
Citizens
Bancshares (LA)
2019
Bank of York (AL)
2019
Mainland Bank (TX)
Total Assets:
$2.4 Billion
2021
Cheaha Financial
Group (AL)
2020
PlainsCapital Bank
Branches (TX)
Total Assets CAGR: 35.8%
Organic Assets CAGR: 32.1%
(Since 2006)

# Loan Portfolio – 1st Quarter Update

- Loan yield of 4.72%, an increase of 0.02% versus the 4th quarter of 2020
- Total Paycheck Protection Program loans of $106.6 million, an increase of $12.1 million compared to the 4th quarter of 2020
- Loan deferrals equaled 0.6% of the total loan portfolio as of the most recent quarter
- Excluding PPP loans, Oil & Gas loans made up 2.4% of the total loan portfolio as of the most recent quarter
- Food Services, Hospitality and Entertainment loans represented 3.3% of the total loan portfolio as of the most recent quarter, excluding PPP loans



Farm
1.3%
Multifamily
3.3%
1-4 Family
Residential
18.5%
Owner-
Occupied
Commercial
Real Estate
21.7%
Construction &
Development
10.3%
Nonowner-
Occupied
Commercial
Real Estate
23.3%
Commercial &
Industrial
20.6%
Consumer &
Other
1.0%

*As of March 31, 2021*

| | As of 6/30/20 | | | As of 9/30/20 | | | As of 12/31/20 | | | As of 3/31/21 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Loan Type | Total Loans | Amount Deferred | Percent Deferred | Total Loans | Amount Deferred | Percent Deferred | Total Loans | Amount Deferred | Percent Deferred | Total Loans | Amount Deferred | Percent Deferred |
| Construction & Development | $199,149 | $50,711 | 25.5% | $206,751 | $1,427 | 0.7% | $206,011 | $307 | 0.1% | $190,816 | - | 0.0% |
| 1-4 Family Residential | 326,102 | 73,784 | 22.6% | 339,364 | 9,755 | 2.9% | 339,525 | 1,205 | 0.4% | 341,266 | $4,436 | 1.3% |
| Multifamily | 60,617 | 39,567 | 65.3% | 57,734 | 3,484 | 6.0% | 60,724 | 209 | 0.3% | 60,844 | - | 0.0% |
| Farm | 28,845 | 2,506 | 8.7% | 26,005 | 357 | 1.4% | 26,547 | 91 | 0.3% | 24,145 | - | 0.0% |
| Owner-Occupied Commercial Real Estate | 371,783 | 98,181 | 26.4% | 379,490 | 10,928 | 2.9% | 375,421 | 2,306 | 0.6% | 399,393 | 2,489 | 0.6% |
| Nonowner-Occupied Commercial Real Estate | 411,776 | 178,091 | 43.2% | 404,748 | 12,161 | 3.0% | 436,974 | 1,500 | 0.3% | 430,487 | 3,773 | 0.9% |
| Commercial & Industrial | 390,085 | 45,567 | 11.7% | 392,955 | 18,150 | 4.6% | 394,497 | 206 | 0.1% | 380,534 | 396 | 0.1% |
| Consumer & Other | 25,344 | 1,891 | 7.5% | 22,633 | 257 | 1.1% | 20,619 | 124 | 0.6% | 18,485 | 81 | 0.4% |
| Total | $1,813,701 | $490,298 | 27.0% | $1,829,680 | $56,519 | 3.1% | $1,860,318 | $5,948 | 0.3% | $1,845,970 | $11,175 | 0.6% |

# Loan Loss Reserve Detail

## Loan Loss Reserves / Gross Loans (%)



0.63
0.67
0.63
1.09
1.11
2017Y
2018Y
2019Y
2020Y
2021Q1

| (Dollars in Thousands) | For the Year Ended 12/31/2017 | 12/31/2018 | 12/31/2019 | 12/31/2020 | For the Quarter Ended 3/31/2021 |
|---|---|---|---|---|---|
| ***Loan Loss Reserve ($000)*** | | | | | |
| Loan Loss Reserve - Beginning | $7,051 | $7,891 | $9,454 | $19,044 | $20,363 |
| Charge-offs & Adj. | 764 | 1,185 | 800 | 1,187 | 405 |
| Recoveries | 65 | 178 | 137 | 106 | 65 |
| Provision | 1,540 | 2,570 | 1,908 | 2,400 | 400 |
| Loan Loss Reserve - Ending | $7,891 | $9,454 | $10,700 | $20,363 | $20,423 |

# Asset Quality Trends

## Nonperforming Assets ($000s)



7,633
13,121
12,452
14,490
16,390
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

## NPAs / Assets (%)



0.35
0.56
0.54
0.62
0.68
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

## Net Charge-offs / Avg. Loans (%)



0.01
0.00
0.01
0.06
0.02
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

## Reserves / NPLs (%)



188.4
127.6
153.8
147.3
137.3
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1

# Deposit Transformation

## Deposit Mix at March 31, 2020


Money Market 11.4%
Savings 6.8%
Interest-bearing Demand 21.9%
Noninterest-bearing Demand 19.6%
Time 40.2%

**One Year Transformation**

## Deposit Mix at March 31, 2021


Brokered 4.0%
Interest-bearing Demand 28.1%
Money Market 10.0%
Savings 7.7%
Noninterest-bearing Demand 25.6%
Time 24.6%

| Deposit Composition - Quarterly Lookback | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| *(dollars in thousands)* | 2019Q1 | 2019Q2 | 2019Q3 | 2019Q4 | 2020Q1 | 2020Q2 | 2020Q3 | 2020Q4 | 2021Q1 |
| Noninterest-bearing Demand | $285,811 | $289,481 | $291,039 | $351,905 | $339,379 | $469,095 | $452,070 | $448,230 | $515,487 |
| Interest-bearing Demand | 333,434 | 332,754 | 305,361 | 335,478 | 378,787 | 437,821 | 473,819 | 496,745 | 564,128 |
| Brokered Deposits | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 80,017 | 80,015 |
| Money Market | 188,373 | 177,209 | 194,757 | 198,999 | 197,703 | 183,371 | 179,133 | 186,307 | 200,744 |
| Savings | 114,631 | 111,222 | 110,636 | 115,324 | 118,193 | 129,157 | 139,153 | 141,134 | 154,131 |
| Time | 610,544 | 641,551 | 683,564 | 706,000 | 694,764 | 670,144 | 590,274 | 535,391 | 495,375 |
| **Total Deposits** | **$1,532,793** | **$1,552,217** | **$1,585,357** | **$1,707,706** | **$1,728,826** | **$1,889,588** | **$1,834,449** | **$1,887,824** | **$2,009,880** |
| Total Deposit Interest Rate[1] | 1.15% | 1.24% | 1.32% | 1.27% | 1.17% | 0.92% | 0.74% | 0.57% | 0.48% |

[1] *Non-GAAP financial measure; please see appendix for additional details*

# APPENDIX

# Non-GAAP Reconciliation

| (Dollars in thousands, except per share data) | As of December 31, | | | | | | As of March 31, |
|---|---|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 |
| Tangible Common Equity: | | | | | | | |
| Total Stockholders' Equity | $ 109,350 | $ 112,757 | $ 172,729 | $ 182,262 | $ 241,976 | $ 243,284 | $ 248,251 |
| Adjustments: | | | | | | | |
| Goodwill | (2,684) | (2,684) | (17,086) | (17,424) | (26,132) | (28,082) | (28,144) |
| Other Intangibles | (491) | (550) | (2,840) | (2,363) | (4,903) | (4,150) | (3,857) |
| Tangible Common Equity | $ 106,175 | $ 109,523 | $ 152,803 | $ 162,475 | $ 210,941 | $ 211,052 | $ 216,250 |
| Common Shares Outstanding | 7,264,282 | 7,101,851 | 9,514,926 | 9,484,219 | 11,228,775 | 10,608,829 | 10,436,493 |
| Book Value Per Common Share | $ 15.05 | $ 15.88 | $ 18.15 | $ 19.22 | $ 21.55 | $ 22.93 | $ 23.79 |
| Tangible Book Value Per Common Share | $ 14.62 | $ 15.42 | $ 16.06 | $ 17.13 | $ 18.79 | $ 19.89 | $ 20.72 |
| | | | | | | | |
| Tangible Assets: | | | | | | | |
| Total Assets | $ 1,031,555 | $ 1,158,960 | $ 1,622,734 | $ 1,786,469 | $ 2,148,916 | $ 2,321,181 | $ 2,407,956 |
| Adjustments: | | | | | | | |
| Goodwill | (2,684) | (2,684) | (17,086) | (17,424) | (26,132) | (28,082) | (28,144) |
| Other Intangibles | (491) | (550) | (2,840) | (2,363) | (4,903) | (4,150) | (3,857) |
| Tangible Assets | $ 1,028,380 | $ 1,155,726 | $ 1,602,808 | $ 1,766,682 | $ 2,117,881 | $ 2,288,949 | $ 2,375,955 |
| Total Stockholders' Equity to Total Assets Ratio | 10.60% | 9.73% | 10.64% | 10.20% | 11.26% | 10.48% | 10.31% |
| Tangible Common Equity to Tangible Assets Ratio | 10.32% | 9.48% | 9.53% | 9.20% | 9.96% | 9.22% | 9.10% |

# Non-GAAP Reconciliation

(Dollars in thousands, except per share data)

| | For the Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 3/31/2019 | 6/30/2019 | 9/30/2019 | 12/31/2019 | 3/31/2020 | 6/30/2020 | 9/30/2020 | 12/31/2020 | 3/31/2021 |
| Interest on Deposits | $4,106 | $4,684 | $5,198 | $5,319 | $5,032 | $4,190 | $3,404 | $2,750 | $2,302 |
| Interest-Bearing Deposits | $1,246,982 | $1,262,736 | $1,294,318 | $1,355,801 | $1,389,447 | $1,420,493 | $1,382,379 | $1,439,594 | $1,494,393 |
| Noninterest-Bearing Deposits | $285,811 | $289,481 | $291,039 | $351,905 | $339,379 | $469,095 | $452,070 | $448,230 | $515,487 |
| Total Deposits | $1,532,793 | $1,552,217 | $1,585,357 | $1,707,706 | $1,728,826 | $1,889,588 | $1,834,449 | $1,887,824 | $2,009,880 |
| **Total Deposit Interest Rate (Annualized)** | **1.15%** | **1.24%** | **1.32%** | **1.27%** | **1.17%** | **0.92%** | **0.74%** | **0.57%** | **0.48%** |